UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 9, 2012
Date of Report (Date of earliest event reported)

CAI International, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33388	94-3109229
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 788-0100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

On December 20, 2011, CAI International, Inc. (the "Company") formed CAI Rail Inc., a Delaware corporation ("CAI Rail") and a wholly owned subsidiary of the Company.  CAI Rail was formed to purchase and lease-out a fleet of railcars in North America.  CAI Rail has hired two experienced railcar leasing executives to act as President and Vice President, Marketing, of this new business line.  The President will report directly to the Company's Chief Executive Officer, Victor Garcia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAI INTERNATIONAL, INC.

Dated: January 9, 2012	By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer